UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On August 13, 2025, TransDigm Group Incorporated (“TransDigm Group”) priced an aggregate of $5,000 million of new debt, which was increased from the previously announced initial $4,000 million. TransDigm Group intends to use the net proceeds of the new debt to fund a special cash dividend of approximately $5,000 million to the holders of its common stock and cash dividend equivalent payments on eligible vested options under its stock option plans and for related transaction fees and expenses.
$2,500 Million Notes Pricing
TransDigm Group priced its previously announced offerings of senior notes for a total aggregate principal amount of $2,500 million, comprised of $500 million of 6.250% Senior Secured Notes due 2034 (the “Secured Notes”) and $2,000 million of 6.750% Senior Subordinated Notes due 2034 (the “Subordinated Notes” and, together with the Secured Notes, the “Notes”) of TransDigm Inc., its wholly-owned subsidiary (the “Issuer”). The Secured Notes and the Subordinated Notes will be issued at 100.000% of their principal amounts. Each of the offerings of the Notes is expected to close on August 19, 2025, subject to customary closing conditions. The Notes will be guaranteed by TransDigm Group and certain of the Issuer’s direct and indirect subsidiaries.
The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act of 1933 (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been (and will not be) registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, applicable state securities or blue sky laws and foreign securities laws. The closing of the offering of the Secured Notes is not conditioned on the closing of the offering of the Subordinated Notes, and the closing of the offering of the Subordinated Notes is not conditioned on the closing of the offering of the Secured Notes.
$2,500 Million New Term Loans
As previously announced, concurrently with the offerings of the Notes, TransDigm Group expects to amend the Second Amended and Restated Credit Agreement, dated June 4, 2014, among TransDigm Inc., TransDigm Group, the subsidiaries of TransDigm Inc. party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent for the lenders, by entering into an Amendment No. 18 and Incremental Term Loan Assumption Agreement (the “Credit Agreement Amendment”), pursuant to which, among other things, TransDigm Inc. is expected to incur up to $2,500 million of new tranche M term loans with a maturity date in August 2032. The closings of the offerings of the Notes are not conditioned on the closing of the Credit Agreement Amendment, and the closing of the Credit Agreement Amendment is not conditioned on the closings of the offerings of the Notes.
* * * * *
This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this Current Report on Form 8-K in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Forward-Looking Statements
The statements in this Current Report on Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: TransDigm Group’s ability to successfully complete each of the offerings of the Notes and complete the Credit Agreement Amendment; the sensitivity of TransDigm Group’s business to the number of flight hours that TransDigm Group’s customers’ planes spend aloft and its customers’ profitability, both of which are affected by general economic conditions; supply chain constraints; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; failure to complete or successfully integrate acquisitions; TransDigm Group’s indebtedness; current and future geopolitical or other worldwide events, including, without limitation, wars or conflicts and public health crises; cybersecurity threats; risks related to the transition or physical impacts of climate change and other natural disasters or meeting sustainability-related voluntary goals or regulatory requirements; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; risks related to changes in laws and regulations, including increases in compliance costs and potential changes in trade policies and tariffs; potential environmental liabilities; liabilities arising in connection with litigation; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: August 13, 2025